UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 4, 2013

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On November 4, 2013, MidWestOne Financial Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”) to report that, on November 4, 2013, the Company formally engaged McGladrey LLP (“McGladrey”) as the Company’s independent registered public accounting firm for the fiscal year beginning January 1, 2014. In connection with the engagement of McGladrey, on October 30, 2013, the Company notified KPMG LLP (“KPMG”) that it would be dismissed as the Company’s independent registered public accounting firm upon the completion of its independent audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2013.
This Amendment No. 1 to Form 8-K amends the Original Filing to confirm that KPMG has completed all activities related to its independent audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2013, and that KPMG’s dismissal as the Company’s independent auditor was therefore effective as of March 6, 2014. This Amendment No. 1 also updates the disclosures provided in the Original Filing through the completion of services by KPMG.

Item 4.01	Changes in Registrant's Certifying Accountant
The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2013 and 2012 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 6, 2014, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its audit reports on the Company’s consolidated financial statements for such years.
During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 6, 2014, neither the Company nor anyone on its behalf consulted McGladrey with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 6, 2014, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company has provided KPMG with a copy of the above disclosures and has requested that KPMG furnish the Company a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of KPMG’s letter dated March 6, 2014 is attached as Exhibit 16.1 to this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits
16.1 Letter from KPMG LLP dated March 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	March 6, 2014	By:	/s/ GARY J. ORTALE
Gary J. Ortale
Executive Vice President and Chief Financial Officer